                     AMENDMENT NO. 2 TO CREDIT AGREEMENT


     AMENDMENT dated as of November 14, 1994, to the $2,200,000,000 Credit Agreement dated as of July 19, 1994 (as heretofore amended, the "Credit Agreement") among FLEMING COMPANIES, INC., the BANKS party thereto, the AGENTS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent.

                            W I T N E S S E T H:

     WHEREAS, the Borrower desires to amend the Credit Agreement to effect the amendments reflected herein, and the Banks party hereto are willing to agree to such amendments;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2. AMENDMENT OF SECTION 1.01 OF THE CREDIT AGREEMENT. (a)
Section 1.01 of the Credit Agreement is hereby amended by changing the reference to "Article III" to a reference to "Article IV" where it appears in the definition of "Borrower's Knowledge".

     (b) Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Borrower Special Charges" to read in its entirety as follows:

             "Borrower Special Charges" means the charges to the Borrower's earnings originally taken in December 1993 relating to (i) the consolidaton of certain of the Borrower's facilities and operations, as approved by the board of directors of the Borrower at a meeting on January 17, 1994 and (ii) the extraordinary loss from the early retirement of debt, as approved by the board of directors of the Borrower at a meeting on December 15, 1993."

     SECTION 3. AMENDMENT OF SECTION 2.09 OF THE CREDIT AGREEMENT. Clause
(b)(i) of Section 2.09 of the Credit Agreement is hereby amended by inserting the words "or will be" after the words "to the extent it was" where such words appear in clause (B) of the last sentence of such clause (b)(i).

     SECTION 4. NEW SECTION 6.04. A new Section 6.04 shall be added to the Credit Agreement as follows:

          "Section 6.04 RESTATEMENT OF FINANCIAL STATEMENTS. No representation or warranty as to, or statement contained in, any financial statement or other information delivered by the Borrower pursuant to this Agreement shall be considered to be or to have been incorrect or misleading when made (or deemed made) if solely as a result of a restatement of the Borrower's financial statements to record some or all of the Borrower Special Charges in a period subsequent to the fourth quarter of 1993 pursuant to the request or direction of the Securities and Exchange Commission or with the approval of the Borrower's independent public accountants.

     SECTION 5. AMENDMENT TO SECTION 5.13 OF THE CREDIT AGREEMENT. Clause
(iii) of Section 5.13(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(iii) Debt incurred by the Borrower after the date hereof that has a final maturity of at least six months after the Tranche C Termination Date and of which no more than $2,000,000 in the aggregate is subject to mandatory repayment or repurchase at the option of the holders thereof or otherwise prior to such time; PROVIDED that such Debt may be so subject to mandatory repayment or repurchase so long as neither the Borrower nor any Subsidiary has any obligation to repay, repurchase or otherwise retire an amount of such Debt exceeding $2,000,000 in the aggregate when any Loans, Letters of Credit Liabilities or Commitments are outstanding hereunder;"

For the sake of avoidance of doubt, it is hereby confirmed and agreed that references in clause (iii) of Section 5.13(a) of the Credit Agreement to mandatory repayment, repurchase or retirement of Debt do not include any obligation to do so arising solely upon the occurrence of a default or event of default with respect to such Debt.

     SECTION 6. AMENDMENTS TO SECURITY DOCUMENTS AND GUARANTEE AGREEMENTS. Each Bank party hereto hereby unconditionally and irrevocably authorizes and directs the Collateral Agent to execute and deliver amendments to each Security Document and Guarantee Agreement substantially in the forms attached to the Borrower's letter to the Banks dated November 14, 1994.

     SECTION 7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Managing Agent shall become effective as of the date hereof when the Managing Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks or, in the case of the authorization in Section 6 of amendments to the Security Documents, the Releasing Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, the Managing Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such
Bank).

     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  FLEMING COMPANIES, INC.

                                  By /s/ John M. Thompson
                                    ---------------------------------
                                    Name:  John M. Thompson
                                    Title: Vice President and
                                           Treasurer


                                  BANKS

                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK

                                  By /s/ Stephen B. King
                                     --------------------------------
                                     Title: Vice President

                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION

                                  By /s/ Jody B. Schneider
                                     --------------------------------
                                     Title: Vice President

                                  THE BANK OF NOVA SCOTIA

                                  By /s/ F.C.H. Ashby
                                     --------------------------------
                                     Title: Sr. Manager Loan Operations

                                  CANADIAN IMPERIAL BANK OF COMMERCE

                                  By /s/ MAG Corkum
                                     --------------------------------
                                     Title: Authorized Signatory

                                  CREDIT SUISSE

                                  By /s/ Geoffrey M. Craig
                                     --------------------------------
                                     Title: Member of Sr. Management

                                  By /s/ Kristinn R. Kristinsson
                                     --------------------------------
                                     Title: Associate



                                  DEUTSCHE BANK AG NEW YORK BRANCH
                                   AND/OR CAYMAN ISLANDS BRANCH

                                  By /s/ Dr. Hans-Deter Wettlaufer
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ Jean Hannigan
                                     --------------------------------
                                     Title: Associate

                                  THE FUJI BANK, LIMITED

                                  By /s/ David Kelley
                                     --------------------------------
                                     Title: Vice President and
                                            Senior Manager

                                  NATIONSBANK OF TEXAS, N.A.

                                  By /s/ Bianca Hemmen
                                     --------------------------------
                                     Title: Senior Vice President

                                  SOCIETE GENERALE, SOUTHWEST AGENCY

                                  By /s/ Richard M. Lewis
                                     --------------------------------
                                     Title: Assistant Vice President


                                  By /s/ Louis P. Laville
                                     --------------------------------
                                     Title: Vice President

                                  THE SUMITOMO BANK LTD.
                                   HOUSTON AGENCY

                                  By /s/ Tatsuo Ueda
                                     --------------------------------
                                     Title: General Manager

                                  TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION

                                  By /s/ Matthew H. Hildreth
                                     --------------------------------
                                     Title:  Vice President

                                  THE TORONTO-DOMINION BANK

                                  By /s/ F.B. Hawley
                                     --------------------------------
                                     Title: Mgr. Credit Administration

                                  UNION BANK OF SWITZERLAND,
                                   HOUSTON AGENCY

                                  By /s/ Alfred W. Imholz
                                     --------------------------------
                                     Title: First Vice President

                                  By /s/ Jan Buettgen
                                     --------------------------------
                                     Title: First Vice President

                                  FIRST INTERSTATE BANK OF CALIFORNIA

                                  By /s/ William Baird
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ Wendy Purcell
                                     --------------------------------
                                     Title: Assistant Vice President

                                  WACHOVIA BANK OF GEORGIA,
                                   NATIONAL ASSOCIATION

                                  By /s/ Terry L. Akin
                                     --------------------------------
                                     Title: Senior Vice President

                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By /s/ Robert Ivosevich
                                     --------------------------------
                                     Title: Senior Vice President

                                  COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK, B.A.,
                                   "RABOBANK NEDERLAND",
                                   NEW YORK BRANCH

                                  By /s/ J. Scott Taylor
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ W. Jeffrey Vollack
                                     --------------------------------
                                     Title: Vice President

                                  THE SANWA BANK LIMITED,
                                   DALLAS AGENCY

                                  By /s/ Blake Wright
                                     --------------------------------
                                     Title: Assistant Vice President

                                  BANQUE NATIONALE DE PARIS

                                  By /s/ Henry F. Setina
                                     --------------------------------
                                     Title: Vice President

                                  BOATMEN'S FIRST NATIONAL BANK
                                   OF OKLAHOMA

                                  By /s/ K. Randy Roper
                                     --------------------------------
                                     Title: Senior Vice President

                                  CITIBANK N.A.

                                  By /s/ W.P. Stengel
                                     --------------------------------
                                     Title: Vice President

                                  COMMERZBANK AG, NEW YORK AND/OR
                                   GRAND CAYMAN BRANCH

                                  By /s/ Juergen Scmieding
                                     --------------------------------
                                     Title: Vice President

                                  By /s/Juergen Boysen
                                     --------------------------------
                                     Title: Senior Vice President

                                  DAI-ICHI KANGYO BANK, LTD.
                                   NEW YORK BRANCH

                                  By /s/ Frank A. Bertelle
                                     --------------------------------
                                     Title: Corporate Credit Officer

                                  THE INDUSTRIAL BANK OF JAPAN, LTD.

                                  By /s/ Takeshi Kawano
                                     --------------------------------
                                     Title: Senior Vice President
                                            and Senior Manager

                                  LTCB TRUST COMPANY

                                  By /s/ John J. Sullivan
                                     --------------------------------
                                     Title: Executive Vice President

                                  THE MITSUBISHI BANK, LIMITED
                                   HOUSTON AGENCY

                                  By /s/ Shoji Honda
                                     --------------------------------
                                     Title: General Manager

                                  NATIONAL WESTMINSTER BANK Plc
                                   NASSAU BRANCH

                                  By /s/ David L. Smith
                                     --------------------------------
                                     Title: Vice President

                                  NATIONAL WESTMINSTER BANK Plc
                                   NEW YORK BRANCH

                                  By /s/ David L. Smith
                                     --------------------------------
                                     Title: Vice President

                                  UNITED STATES NATIONAL BANK
                                   OF OREGON

                                  By /s/ Blake R. Howells
                                     --------------------------------
                                     Title: Vice President

                                  BANK OF AMERICA ILLINOIS

                                  By /s/ Jody B. Schneider
                                     --------------------------------
                                     Title: Vice President

                                  PNC BANK, NATIONAL ASSOCIATION

                                  By /s/ Greg Gaschler
                                     --------------------------------
                                     Title: Vice President

                                  BANCA DI ROMA SpA

                                  By /s/ Oakley W. Cheney, Jr.
                                     --------------------------------
                                     Title: Chief Manager

                                  By /s/ William Fontana
                                     --------------------------------
                                     Title: Vice President

                                  BANK IV OKLAHOMA, N.A.

                                  By /s/ Paul Anderson
                                     --------------------------------
                                     Title: Vice President

                                  BANK OF HAWAII

                                  By /s/ Joseph T. Donaldson
                                     --------------------------------
                                     Title: Vice President

                                  THE BANK OF TOKYO, LTD.,
                                   DALLAS AGENCY

                                  By /s/ J. Mearns
                                     --------------------------------
                                     Title: V.P. and Manager

                                  BANQUE PARIBAS

                                  By /s/ Robert G. Shaw
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ Pierre-Jean de Filippis
                                     --------------------------------
                                     Title: General Manager

                                  BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR

                                  By /s/ Kenneth C. Couiter
                                     --------------------------------
                                     Title: Assistant Vice President

                                  By /s/ Mark A. Harrington
                                     --------------------------------
                                     Title: Vice President and
                                            Regional Manager

                                  BAYERISCHE VEREINSBANK AG,
                                   LOS ANGELES AGENCY

                                  By /s/ Jarunee Hanpachern
                                     --------------------------------
                                     Title: Assistant Vice President

                                  By /s/ Sylvia K. Cheng
                                     --------------------------------
                                     Title: Assistant Vice President

                                  BHF-BANK, NEW YORK BRANCH

                                  By /s/ Paul Travers
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ David Fraenkel
                                     --------------------------------
                                     Title: Vice President

                                  DAIWA BANK AND TRUST COMPANY

                                  By
                                     --------------------------------
                                     Title:

                                  By
                                     --------------------------------
                                     Title:

                                  DG BANK
                                   DEUTSCHE GENOSSENSCHAFTSBANK

                                  By /s/ John L. Dean
                                     --------------------------------
                                     Title: Senior Vice President

                                  By /s/ Karen A. Brinkman
                                     --------------------------------
                                     Title: Vice President

                                  FIRST HAWAIIAN BANK

                                  By /s/ Robert M. Wheeler III
                                     --------------------------------
                                     Title: Vice President

                                  FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA

                                  By /s/ Edwin T. Gray
                                     --------------------------------
                                     Title: Account Officer

                                  FLEET BANK OF MASSACHUSETTS, N.A.

                                  By /s/ Roger C. Boucher
                                     --------------------------------
                                     Title: Vice President

                                  LIBERTY BANK AND TRUST COMPANY
                                   OF OKLAHOMA CITY, N.A.

                                  By /s/ Laura Christofferson
                                     --------------------------------
                                     Title: Vice President

                                  MANUFACTURERS AND TRADERS
                                   TRUST COMPANY

                                  By /s/ Geoffrey R. Fenn
                                     --------------------------------
                                     Title: Vice President

                                  THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION

                                  By /s/ Masaaki Yamagishi
                                     --------------------------------
                                     Title: Chief Manager

                                  THE MITSUI TRUST AND BANKING
                                   COMPANY, LIMITED

                                  By /s/ Shigeru Tsujimoto
                                     --------------------------------
                                     Title: Vice President and Manager

                                  NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION

                                  By /s/ Perry G. Pelos
                                     --------------------------------
                                     Title: Vice President

                                  WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE, New York Branch

                                  By /s/ Lucy Gurnsey
                                     --------------------------------
                                     Title: Vice President

                                  WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE, Cayman Islands
                                   Branch

                                  By /s/ Jeffrey Hilsgen
                                     --------------------------------
                                     Title: Vice President

                                  THE YASUDA TRUST AND BANKING
                                   COMPANY, LTD.

                                  By /s/ Neil T. Chau
                                     --------------------------------
                                     Title: First Vice President

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  By /s/ Jeanette Ganousis
                                     --------------------------------
                                     Title: Vice President

                                  DRESDNER BANK AG
                                   NEW YORK BRANCH

                                  By /s/ R. Matthew Scherer
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ Robert Conroy
                                     --------------------------------
                                     Title: Vice President

                                  BANK HAPOALIM B.M., Los Angeles Branch

                                  By /s/ David L. Ruggeri
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ Craig M. Ciebiera
                                     --------------------------------
                                     Title: Vice President

                                  THE CHASE MANHATTAN BANK, N.A.

                                  By /s/ William J. Bokos
                                     --------------------------------
                                     Title: Attorney-In-Fact

                                  KREDIETBANK N.V.

                                  By /s/ Diane Grimmig
                                     --------------------------------
                                     Title: Vice President

                                  By /s/ Robert Snauffer
                                     --------------------------------
                                     Title: Vice President

                                  MERCANTILE BANK OF ST. LOUIS
                                   NATIONAL ASSOCIATION

                                  By /s/ John C. Billings
                                     --------------------------------
                                     Title: Vice President

                                  THE SUMITOMO BANK OF CALIFORNIA

                                  By /s/ Seishi Jiromaru
                                     --------------------------------
                                     Title: Vice President and
                                            Division Manager